UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2016

RSP PERMIAN, INC.

(Exact name of registrant as specified in its charter)

Commission File No. 001-36264

Delaware	90-1022997
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

3141 Hood Street, Suite 500

Dallas, Texas 75219

(Address of principal executive offices) (Zip Code)

(214) 252-2700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 25, 2016, RSP Permian, Inc. (the “Company”) held its Annual Meeting of Stockholders, at which the following items were voted upon:

(1) Election of Directors:

Name of Candidate	Shares Voted
	For	Authority Withheld	Broker Non-Votes
Joseph B. Armes	53,439,363	27,168,583	6,399,293
Matthew S. Ramsey	68,043,368	12,564,578	6,399,293

(2) Ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016:

Shares Voted
For	Against	Abstentions
86,992,037	1,440	13,762

There were no broker non-votes on this proposal.

(3) Approval, on an advisory basis, of the Company’s executive compensation.

Shares Voted
For	Against	Abstentions	Broker Non-Votes
78,958,315	1,640,057	9,574	6,399,293

(4) Approval, on an advisory basis, of the frequency of the advisory vote on the Company’s executive compensation.

Shares Voted
1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
77,830,100	38,806	2,728,709	10,330	6,399,294

As recommended by the Company’s board of directors and approved by the stockholders on an advisory basis, the Company will hold an annual advisory vote on executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RSP PERMIAN, INC.

Date: May 27, 2016	By:	/s/ James E. Mutrie
	Name:	James E. Mutrie
	Title:	Vice President, General Counsel and Corporate Secretary

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